SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 24, 1998


                           ALLIED PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-5530                    38-0292230
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)



                            10 South Riverside Plaza
                             Chicago, Illinois 60606
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (312) 454-1020
              (Registrant's telephone number, including area code)



                                 Not applicable
             (Former name or former address, if changed since last report)








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Item 5.     Other Events


See Exhibit 20, a press release dated September 24, 1998, reporting that the Registrant would record a pretax charge of approximately $16 million in the third quarter of 1998.


Item 7.     Financial Statements and Exhibits

     (c).   Exhibit 20 - Press release dated September 24, 1998.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLIED PRODUCTS CORPORATION
                                   (Registrant)


                                   By:                    /s/Robert J. Fleck
                                   -----------------------------------------
                                     Robert J. Fleck
                                     Vice President-Accounting, Chief Accounting
                                       and Administrative Officer







October 6, 1998